UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

June 16, 2025 (April 1, 2025)

Date of Report (date of earliest event reported)

Victory Capital Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38388	32-0402956
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

15935 La Cantera Parkway; San Antonio, TX	78256
(Address of principal executive offices)	(Zip Code)

(216) 898-2400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, Par Value $0.01	VCTR	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

On July 8, 2024, Victory Capital Holdings, Inc., a Delaware corporation (along with its wholly-owned subsidiaries, collectively referred to as the “Company” or “Victory”), and Amundi Asset Management S.A.S ("Amundi”) entered into the Contribution Agreement (the “Contribution Agreement”) to combine Amundi’s U.S. business into the Company. Amundi US’s activities are principally conducted by its wholly owned subsidiary Amundi US, Inc. and Amundi US, Inc.’s two wholly owned subsidiaries, Amundi Asset Management US, Inc. and Amundi Distributor US, Inc. (Amundi US, Inc. together with its subsidiaries, “Amundi US”).

On April 1, 2025, the Company completed the transactions contemplated by the Contribution Agreement (the “contribution”). In exchange for the contribution of all the shares of the Amundi US to the Company, the Company issued to Amundi (a) 3,293,471 newly issued shares of Common Stock, representing 4.9% of the number of issued and outstanding shares of Common Stock after giving effect to such issuance, and (b) 19,742,300 newly issued shares of Preferred Stock, which, together with the shares of Common Stock issued to Amundi represented in the aggregate 26.1% of the Company’s fully diluted shares after giving effect to such share issuances. The Preferred Stock issued to Amundi includes 14,305,982 shares issued on April 1, 2025 and 5,436,318 shares issued on May 23, 2025 as a true up payment in respect of client consents obtained in the 30 days following the Closing. Closing consideration due to Amundi is subject to a customary post-closing adjustment, which has not yet been determined.

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by the Company on April 3, 2025 in order to include the financial statements of Amundi US and the pro forma financial information required by Item 9.01 of Form 8-K. The pro forma financial information included in this Form 8-K/A has been presented for informational purposes only, as required by Form 8-K. It does not purport to represent the actual results of operations that Victory and Amundi US would have achieved had the companies been combined during the periods presented in the pro forma financial information and is not intended to project the future results of operations that the combined company may achieve after Victory’s acquisition of Amundi US. Except as described above, all other information in Victory’s Current Report on Form 8-K filed on April 3, 2025 remains unchanged.

Item 9.01. Financial Statements and Exhibits.

(a)
Financial Statements of Business Acquired.
•
The audited financial statements of Amundi US as of and for the years ended December 31, 2024 and 2023 and the related notes to the financial statements incorporated herein by reference to Exhibit 99.2 to this Form 8-K/A.
•
The unaudited financial statements of Amundi US as of March 31, 2025 and for the three months ended March 31, 2025 and 2024 and the related notes to the financial statements incorporated herein by reference to Exhibit 99.3 to this Form 8-K/A.
(b)
Pro Forma Financial Information.
•
The unaudited pro forma condensed combined financial statements, and the related notes thereto, of Victory and Amundi US, as of and for the three months ended March 31, 2025 and as of and for the year ended December 31, 2024 incorporated herein by reference to Exhibit 99.4 to this Form 8-K/A.

(c)
Exhibits.

Exhibit

Number	Description

23.1	Consent of Ernst & Young LLP

23.2	Consent of Deloitte & Touche LLP
99.1	Press Release, dated April 1, 2025 (filed as Exhibit 99.1 to the Company’s Form 8-K, File No. 001-04659, on April 3, 2025 and incorporated herein by reference).
99.2	Audited financial statements of Amundi US as of and for the years ended December 31, 2024 and 2023.
99.3	Unaudited financial statements of Amundi US as of March 31, 2025 and for the three months ended March 31, 2025 and 2024.
99.4

The unaudited pro forma condensed combined financial statements, and the related notes thereto, of Victory and Amundi US, as of and for the three months ended March 31, 2025 and as of and for the year ended December 31, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
(d)

SIGNATURE(S)

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VICTORY CAPITAL HOLDINGS, INC.

Date: June 16, 2025

By:

/s/ MICHAEL D. POLICARPO

Name: Michael D. Policarpo

Title: President, Chief Financial Officer and Chief Administrative Officer